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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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DATE OF REPORT:       NOVEMBER 6, 1998

DATE OF EARLIEST EVENT REPORTED:    NOVEMBER 6, 1998

                        GENERAL SEMICONDUCTOR, INC.
           (Exact name of registrant as specified in its charter)


     DELAWARE                     1-5442                    13-3575653
 (State or other         (Commission File Number)        (I.R.S. Employer
 jurisdiction of                                      Identification Number)
incorporation or
  organization)

                           10 MELVILLE PARK ROAD
                          MELVILLE, NEW YORK 11747

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (516) 847-3000


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Item 5. Other Events.
        -------------

     On November 6, 1998, the registrant issued the press release filed as
Exhibit 99.1 hereto.


Item 7. Financial Statements and Exhibits.
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              Exhibit         Description
              -------         -----------


               99.1           Press Release issued November 6, 1998


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.



     Dated: November 6, 1998


                                          GENERAL SEMICONDUCTOR, INC.


                                          By: /s/ Andrew M. Caggia
                                             -----------------------------
                                             Andrew M. Caggia
                                             Senior Vice President and
                                             Chief Financial Officer


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                               EXHIBIT INDEX



              Exhibit         Description
              -------         -----------


               99.1           Press Release issued November 6, 1998